UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

RELYPSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36184	26-0893742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 421-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 21, 2016, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal executive offices located at 100 Cardinal Way, Redwood City, California 94063. Only stockholders of record at the close of business on April 22, 2016, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 44,746,915 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 36,252,331 shares of the Company’s common stock were voted in person or by proxy for the four proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on April 28, 2016.

Proposal No. 1 – Election of Directors.

The Company’s stockholders elected the Class III director nominees below to the Company’s board of directors to hold office until the 2019 Annual Meeting of Stockholders or until their successors are elected.

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
John P. Butler	22,173,417	3,802,830	10,276,084
Paul J. Hastings	21,613,513	4,362,734	10,276,084
Thomas J. Schuetz, M.D.	22,308,061	3,668,186	10,276,084

Proposal No. 2 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement.

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,932,453	3,830,761	213,033	10,276,084

Proposal No. 3 – Indication, on a Non-Binding, Advisory Basis, of the Preferred Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

The Company’s stockholders indicated, on a non-binding, advisory basis, the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers is 1 year.

1 year	2 years	3 years	Abstentions	Broker Non-Votes
24,952,481	81,453	707,370	234,943	10,276,084

Proposal No. 4 – Ratification of Selection of Independent Registered Accounting Firm.

The Company’s stockholders ratified the selection, by the Audit Committee of the Company’s board of directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,815,174	221,664	215,493	Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016	RELYPSA, INC.

	By:	/s/ Ronald A. Krasnow
Ronald A. Krasnow
Senior Vice President and General Counsel